Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

27. Subsequent events

     In January and February 2012, the Company entered into various forward contracts maturing in 2012 to hedge a portion of the foreign exchange risk associated with the forecasted imports of Colombia and Chile. Pursuant to the agreements, the Company will purchase a total amount of $ 8.2 million at an average forward rate of 1,855.8 Colombian pesos per U.S. dollar, and a total amount of $ 11.4 million at an average forward rate of 507.3 Chilean pesos per U.S. dollar, respectively. The Company has designated cash flow hedges that encompass the variability of functional-currency-equivalent cash flows attributable to foreign exchange risks related to the settlement of the foreign-currency-denominated payable resulting from the forecasted purchases (hedges over 49% and 77% of the forecasted purchases in Colombia and Chile, respectively, for fiscal year 2012). The effect of the hedge will result in fixing the cost of goods acquired (i.e. the net settlement or collection will adjust the cost of inventory paid to the supplier).

     In January 2012, the Company collected $24,141 from McDonald's Corporation related to the indemnity and the agreement reached in connection with the amnesty program discussed in Note 17.

     In January and February 2012, the Company performed several transactions in the secondary exchange market of Venezuela at a weighted-average exchange rate of 8.94, recording an exchange loss of $6,582.

     In February and March 2012, the Company recorded a receivable with Axis amounting to $1,573 for certain obligations with suppliers that were assumed and settled by the Company. The Company received neither fees nor interest in connection with this transaction.